Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	674	35.99%
Delinquency, No Missing Data	950	50.72%
No Delinquency, At Least One Month Missing	165	8.81%
Delinquency, At Least One Month Missing	84	4.48%
Total	1873	100.00%